Rule 482ad

The Gabelli Multimedia Trust Inc.

Issuer:	The Gabelli Multimedia Trust Inc.

Security Type:	Fixed-Rate Cumulative Preferred Shares

Title:	Series G Cumulative Preferred Shares

Liquidation Preference/Offering Price:	$25.00 per share

Maturity:	Perpetual

Expected Size:	$25 million (or 1 million shares)

Price Guidance:	5.125% area

Expected Trade Date:	December 17, 2019

Expected Settlement Date:	December 20, 2019 (T+3)

Dividend Payment Dates:	March 26, June 26, September 26 and December 26 in each year commencing on March 26, 2020

Optional Redemption:	5 years after settlement date

Use of Proceeds:	Redemption of 6% Series B Preferred Shares with aggregate liquidation preference of approximately $19.8 million and purchasing portfolio securities in accordance with the Issuer’s investment objectives and policies.

Expected Listing:	NYSE

Anticipated Rating:	A2 from Moody’s Investors Service, Inc. (No assurances can be given that the anticipated rating will be obtained from Moody’s Investors Service, Inc.)

Underwriters:	BofA Securities, Inc. as representative of the underwriters named in the Prospectus Supplement of The Gabelli Multimedia Trust Inc.

The information herein and in the prospectus supplement is not complete and is subject to change. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.

The prospectus supplement and related base prospectus contain this and additional information about The Gabelli Multimedia Trust Inc. and the Series G Cumulative Preferred Shares, and should be read carefully before investing. A copy of the prospectus supplement and related base prospectus is available on EDGAR, or from your financial adviser.

An investment in the Series G Cumulative Preferred Shares involves risks. Therefore, before investing in the Series G Cumulative Preferred Shares you should consider the risks associated with such an investment carefully. See “Special Characteristics and Risks of the Series G Preferred Shares” in the prospectus supplement and “Risk Factors and Special Considerations” in the related base prospectus.